Exhibit 10.9

FIFTH ADDENDUM

TO THE RESEARCH AND LICENSE AGREEMENT

This Fifth Addendum to Research and License Agreement (the” Fifth Addendum”} is made by and between The Technion Research & Development Foundation Ltd. (“TRDF”) and Eloxx Pharmaceuticals Ltd. (“Eloxx”).

WHEREAS, TRDF and Eloxx are parties to Research and License Agreement with an effective date of August 29· 2013, as amended on November 26, 2013, January 14, 2014, June 9, 2014, August 3 , 2014, January 21, 2015, February 9 2015 and April 29, 2015 (collectively, the “Agreement”); and

WHEREAS, the parties desire to continue the relationship contemplated by the Agreement and to further amend the Agreement as set forth herein;

Now, THEREFORE, the parties hereby agree as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Fifth Addendum shall have the meanings assigned thereto in the Agreement.

2.	The last sentence of Section 3.1.4 to the Agreement shall be revised as follows:

“[...] For clarity, this Section 3.1.4 does not apply to any Research Inventions, to any Research Results nor to any Patent Rights claiming Research Inventions or Research Result, but will apply with respect to any rights, title and interest in and to the patents listed in Exhibit F attached hereto.”.

3.	Except as added herein, all other terms and conditions of the Agreement shall remain in full force and effect, as relevant to this Fifth Addendum.

4.	This Fifth Addendum may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this Fifth Addendum.

ELOXX PHARMACEUTICALS LTD.		THE TECHNION RESEARCH & DEVELOPMENT FOUNDATION LTD.

By:	/s/ Silvia Norman	By:	/s/ Benjamin Soffer

Name:	Silvia Norman	Name:	Benjamin Soffer

Title:	CEO	Title:	Technology Transfer Office, Manager

Date:	2/6/2015	Date:	23.7.15

Confidential

ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (hereinafter called the ”Assignor’’):

Technion Research & Development Foundation Limited

Senate House, Technion City

3200004 Haifa

Israel

hereby sell(s), assign(s) and transfer(s) to:

Eloxx Pharmaceuticals Ltd,

14 Sbenkar Street

4672514 Herzlia

Israel

(hereinafter called the “Assignee”), its successors, assigns, nominees or other legal representatives, the undersigned’s entire rights, title and interest in and to the invention titled:

USE OF AMINOGLYCOSIDE ANALOGS IN THETREATMENT OF RETT

SYNDROME

described and claimed in the following Patent Application:

US Provisional Patent Application No. 6:2/008,028,

filed on June 5; 2014,

and identified as Attorney Docket No. 595:29

and in and to said Patent Application, and all original and reissued Patents granted therefore, and all divisions and continuations thereof, any corresponding PCT Patent Application and the National Phases thereof, including the right to apply and obtain Patents in all other countries, the right to claim priority under International Conventions, and the Letters Patent which may be granted thereon:

covenant that the undersigned have (has) the full right to convey the entire interest therein assigned;

authorize(s) and request(s) the Registrar of Patents, and any Official of any country whose duty it is to issue Patents on applications as aforesaid, to issue the said Letters Patent to the said Assignee;

and agree(s) to sign all lawful papers, make all rightful oaths, do all lawful acts requisite for such Patent Applications, and do everything possible to aid said Assignee to apply for, obtain and enforce Patent protection for said invention.

ASSIGNOR			ASSIGNEE

Technion Research & Development foundation Limited			Eloxx Pharmaceutical Ltd.

Signature	:	/s/ Benjamin Soffer	Signature	:	/s/ Silvia Norman

Name	:	Benjamin Soffer	Name	:	Silvia Norman

Capacity	:	Technology Transfer Office, Manager	Capacity	:	CEO

Date	:	June 2, 2015	Date	:	2/6/15

Confidential

Signature	:	/s/ Wayne D. Kaplan

Name	:	Wayne D. Kaplan

Capacity	:	Executive Vice President for Research

Date	:	June 2, 2015

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